ANNUITY INVESTORS LIFE INSURANCE COMPANY®

ANNUITY INVESTORS® VARIABLE ACCOUNT C

TotalGroup®

GROUP FLEXIBLE PREMIUM DEFERRED VARIABLE ANNUITIES

SUPPLEMENT DATED MAY 18, 2012

TO PROSPECTUS DATED MAY 1, 2012

This supplement amends certain information included in the TotalGroup prospectus dated May 1, 2012 (the “May 1 Prospectus”).

******************************

The definition of Written Request set out below replaces in its entirety the definition of Written Request included in the Definitions section of the May 1 prospectus.

Written Request

Information provided to us or a request made to us that is:

•	complete and satisfactory to us;

•	on our form or in a manner satisfactory to us; and

•	received by us at our administrative office.

A Written Request may, at our discretion, be made by telephone or electronic means.

We will treat a Written Request as a standing order. It may be modified or revoked only by a subsequent Written Request, when permitted by the terms of the Contract. A Written Request is subject to (1) any payment that we make before we acknowledge the Written Request and (2) any other action that we take before we acknowledge the Written Request.

The chart below sets out the mailing address that you should use to contact us for the purposes described below.

Mailing Address	Purposes

Annuity Investors Life Insurance Company	• To send us a Written Request
P.O. Box 5423 Cincinnati OH 45201-5423	• To obtain one of our forms
• To find out if the contract is available in the state where you live

• For a copy of the prospectus of any Portfolio

• For information about automatic transfer programs and systematic withdrawals

• For information about loans

• To obtain an explanation of the modifications that we have made to Contracts delivered in the state where you live

• For any other questions or inquiries

Supplement Page 1 of 3

The information below replaces the last line in Table A: Contract Owner Transaction Expenses in the Expense Tables section of the May 1 Prospectus.

	Current	Maximum
Loan Interest Spread	3.00%	7.00%

The paragraph below replaces in its entirety paragraph 4 in the Expense Tables section of the May 1 Prospectus.

Loans are available only on certain Tax Qualified Contracts. Generally we require collateral in an amount equal to 110% of the outstanding loan balance. The Loan Interest Spread is the difference between the interest rate we charge you on a loan and the interest rate we credit to collateral. Because the maximum interest rate we charge on a loan is 8% and the minimum interest rate we credit to collateral may be as low as 1%, the maximum loan interest spread is 7%. However, a plan administrator or an employer retirement plan may require us to charge a higher interest rate on loans. In this case, the maximum loan interest spread will be higher than 7%.

The paragraph set out below is added as the last paragraph in The Portfolios section of the May 1 prospectus.

If, pursuant to SEC rules, the Dreyfus Money Market Portfolio (the “MM Portfolio”) suspends payment of redemption proceeds in connection with a liquidation of the MM Portfolio, we will delay any transaction involving a transfer or payment from the corresponding Subaccount until the MM Portfolio is liquidated. If you have allocated funds to the MM Portfolio at the time of any such suspension, the delay may impact transfers to another Subaccount, or payments in connection with a surrender of your contract, withdrawal requests, loan requests, annuity benefit payments or the death benefit.

The paragraph set out below replaces in its entirety the paragraph in The Fixed Accumulation Account section of the May 1 Prospectus.

The currently available fixed investment option is the Fixed Accumulation Account. Amounts allocated to the Fixed Accumulation Account will receive a stated rate of interest equal to or greater than the minimum required under the law of the state when and where the Contract was issued. We may from time to time pay a higher current interest rate for the Fixed Accumulation Account.

The information set out below clarifies when payments and paperwork mailed to the Company are deemed as received by the Company.

The Company deems purchase payments, allocation instructions, transfer requests, withdrawal requests, surrender requests, other Written Requests, other information, and other instructions (“paperwork”) mailed to the Company’s post office box as received by the Company when the payment or the paperwork reaches the Company’s administrative office.

The paragraph set out below replaces in its entirety paragraph 2 in the Fees and Charges—Fees and Charges by the Company—Loan Origination Fee and Interest section of the May 1 Prospectus.

We will also charge interest on these loans. In addition, you must hold the amount necessary to secure all loans under your Certificate (“collateral amount”) in the Fixed Accumulation Account. The collateral amount held in the Fixed Accumulation Account will earn a fixed rate of interest. The difference between the amount of interest we charge on a loan and the amount of interest we credit to the collateral amount is called the “loan interest spread.” The current “loan interest spread” is 3%. The maximum “loan interest spread” is 7%.

Supplement Page 2 of 3

The paragraphs set out below replace in their entirety paragraphs 4 and 5 in the Contract Loans section of the May 1 Prospectus.

The collateral amount held in the Fixed Account will earn a fixed rate of interest. The minimum rate of interest that we will credit to the collateral amount will be equal to or greater than the minimum required under the law of the state when and where the Contract was issued.

The difference between the interest rate we charge on a loan and the interest rate we credit to the collateral amount is called the “loan interest spread.”

•	Because the maximum interest rate we charge on a loan is 8% and the minimum interest rate we credit to the collateral amount may be as low as 1%, the maximum “loan interest spread” is 7%.

•	Because we are currently charging 6% interest on loans and crediting 3% interest on collateral, the current “loan interest spread” is 3%.

•

A plan administrator or an employer retirement plan may require us to charge an interest rate on loans that is higher than 8%. In this case, the maximum “loan interest spread” will be higher than 7% and the current “loan interest spread” will be higher than 3%.

The paragraphs set out below replace in their entirety paragraphs 4 and 5 in the Settlement Options—Form of Benefit Payments under Settlement Options section of the May 1 Prospectus.

The variable dollar base payment is determined as it would be if it were a fixed dollar payment calculated at the Company’s minimum guaranteed settlement option factors.

The amount of each variable dollar payment will reflect the investment performance of the Subaccount(s) selected and may vary from payment to payment. For example, because the base payment includes interest at 1%, the payment will be less than the base payment if net investment performance of the applicable Subaccount(s) is less than 1%. Payments will be more than the base payment if the net investment performance of the applicable Subaccount(s) is more than 1%.

Each variable dollar payment is reduced by a pro rata portion of the Contract Maintenance Fee divided by the number of payments to be made over a 12-month period.

The paragraph set out below replaces the second paragraph in the Principal Underwriter and Selling Firms—Distribution and Compensation Arrangements section of the May 1 Prospectus.

We have entered into a distribution agreement with GAA for the distribution and sale of AILIC Contracts. Pursuant to this agreement, GAA offers AILIC Contracts for sale through registered representatives of unaffiliated broker-dealers (the “selling firms”).

The paragraph set out below replaces the last paragraph in the Principal Underwriter and Selling Firms—Distribution and Compensation Arrangements section of the May 1 Prospectus.

You should be aware that the selling firms and their sales representatives may receive different compensation or incentives for selling one product over another. In some cases, these payments may create an incentive for the selling firm or their sales representatives to recommend or sell an AILIC Contract to you. You may wish to take these payments into account when considering and evaluating such recommendation.

The paragraph set out below replaces the second paragraph in the Compensation Paid to GAA and All Selling Firms—Distribution and Compensation Arrangements section of the May 1 Prospectus.

Some selling firms employ individuals called “wholesalers” in the sales process who provide sales support and training to sales representatives. Compensation paid to wholesalers may be based on purchase payments or contract value.

Supplement Page 3 of 3